UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 1, 1999


                     Commission file number 000-25523

                        ANONYMOUS DATA CORPORATION
            (Exact name of registrant as specified in charter)


Nevada                                            86-0857752
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

6170 W. Desert Inn
Las Vegas, Nevada                                 89146
(Address of Principal Executive Office)           (Zip Code)

                              (702) 221-0756
             (Registrant's Executive Office Telephone Number)

                                Copies To:

                           Donald J. Stoecklein
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 794-2590
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Anonymous Data Corporation - Page Two



Item No. 1.    Changes in Control of Registrant.


On November 4, 1999, the Board of Directors made the following changes:

1.   James E. Beecham was appointed President
2.   Karen Cavallaro was appointed Chief Financial Officer


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.

No events to report.



Item No. 6.    Resignation of Registrant's Directors.


On November 4, 1999 the company accepted the resignation of Thomas Yokoyama as President/Director and Robert Nikoley was replaced as Chief Financial Officer.


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibit- Press Release dated 11-8-99

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Anonymous Data Corporation - Page Three

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Anonymous Data Corporation


By: /s/ James Beecham                             Dated:  November 8, 1999
   -------------------------------------
   James Beecham, Chairman of the Board


By: /s/ Karen Cavallaro                      Dated:     November 8, 1999
   -------------------------------------
   Karen Cavallaro , Secretary

FOR IMMEDIATE RELEASE                   CONTACT:  Karen Cavallaro
November 8, 1999                                  (702) 933-3713
                                                  Adeana Shendal
                                                  (702) 933-3713

                 ANONYMOUS DATA CORPORATION DEBUTS ADCNETT
                           AT NATIONAL MEETINGS

Anonymous Data Corporation (OTCBB- ANYD) today announced the appointment of James E. Beecham, MD to serve as Company president. Dr. Beecham previously served as ADC president from 1996 - 1998 and today replaces Mr. T. Yokoyama who resigned. The Company also announced the appointment of Ms. Karen Cavallaro as interim Chief Financial Officer to replace Mr. R. Nikoley who has moved to Northern Nevada. Dr. Beecham indicated that the strategy of the Company as defined by the Board of Directors remains focused on technology applications of biometrics in computerized data management.

Dr. Beecham also announced at a Board of Directors meeting on November 4, 1999 the appointment of Ms. Adeana Shendal to the position of Director of Shareholder Relations and Director of Human Resources for ADC. Ms. Shendal joins ADC after a career in Human resources/customer relations in the gaming industry. Ms. Shendal indicated that ADC has recently been contacted by several market makers interested in trading of the Company's common stock.

Anonymous Data Corporation's product ADCNETT links computerized data files on health records to an individual biometric identifier in order to increase efficiency and security of sensitive health records according to a company spokesperson. Dr. Beecham announced that the Company will be debuting this technology to more than 13,000 public health officials scheduled to attend the American Public Health Association Conference November 8-10, 1999 in Chicago, Illinois. Also November 7-9, 1999 the Company will be in Fort Lauderdale, Florida to exhibit the proprietary technology at the National Commission on Correctional Health Care.

A delegation of Company representatives according to Ms. Shendal has been invited to visit top officials in the Government of Honduras. The meetings, set for the third week of November in Tegucigalpa, are geared to assisting Honduras in the upgrading of data management systems after Hurricane Mitch. Among the projects to be discussed are linking the Company proprietary ADCNET system to Honduran voter registration files, health records and other medical applications.